Exhibit 99.2

ENERGY FOR THE WEST

Black Hills Corporation

KILOWATT

INVESTOR INFORMATION

Proposed Merger of Black Hills Corporation and NorthWestern Corporation

November 2005

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Combined regional presence

2 MW
3 MW
Colstrip(1)
225 MW
43 MW
28 MW
1 MW
106 MW
1 MW
3 MW
2 MW
3 MW
56 MW
1 MW
2 MW
153 MW, 72 MW
90 MW
3 MW, 1 MW
40 MW
34 MW
135 MW, 40 MW
12 MW
56 MW
80 MW
130 MW
240 MW
250 MW
6 MW
98 MW
BKH Service Territory
NWEC Service Territory
BKH Regulated Power Plants
NWEC Regulated Power Plants
BKH Non-Regulated Power Plants
NWEC Non-Regulated Power Plants
BKH Coal Mine
BKH WECC/MAPP Transmission Tie (2)

Source: SNL DataSource.

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ENERGY FOR THE WEST

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INVESTOR INFORMATION

Proposed Merger of
Black Hills Corporation and
NorthWestern Corporation

November 2005

Caution regarding forward looking statements

This document includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the proposed merger with NorthWestern and its anticipated benefits if consummated, are forward-looking statements. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including the risk factors described in Items 1 and 2 of our 2004 Annual Report on Form 10-K, in Item 2 of Part I of our quarterly reports on Form 10-Q filed with the SEC, and the following:

Proposed Merger Risks and Uncertainties

•      An agreement may not be reached;

•      Our business and the business of NorthWestern may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

•      Expected combination benefits from the proposed merger may not be fully-realized or realized within the expected time frame;

•      The NorthWestern stockholders and/or our shareholders may not approve the merger;

•      The regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or on the anticipated schedule;

•      Revenues following the merger may be lower than expected; and

•      Operating costs, customer loss and business disruption, including difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Investors and securityholders are urged to read the disclosure documents regarding the proposed merger when they become available because they will contain important information. Investors and securityholders will be able to obtain a free copy of such disclosure documents when they become available, as well as other filings containing information about Black Hills and NorthWestern, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the disclosure documents and the filings with the SEC that will be incorporated by reference in such disclosure documents can also be obtained without charge, when they become available, by directing a request to Shareholder Relations, Black Hills Corporation, P.O. Box 1400, Rapid City, SD 57709, Telephone Number: (605) 721-1700.

The directors and executive officers of Black Hills may be deemed to be participants in the solicitation of proxies from Black Hills shareholders and NorthWestern stockholders in respect of the proposed merger.  Information regarding the directors and executive officers of Black Hills is currently available in its proxy statement filed with the SEC by Black Hills on April 15, 2005. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the disclosure documents and other relevant materials that will be filed by Black Hills with the SEC when they become available.

Any information concerning NorthWestern contained in this document has been taken from, or is based upon, publicly available information. Although Black Hills does not have any information that would indicate that the information contained in this document that has been taken from such documents is inaccurate or incomplete, Black Hills does not take any responsibility for the accuracy or completeness of such information.

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Overview

Introduction

•      Black Hills Corporation’s (“Black Hills”) business strategy is designed to capitalize on its core strengths:

•      Planning, construction and operation of power generation assets

•      Management and operation of fuel assets

•      Strong utility operations with a commitment to customer service / focus on partnering with communities

•      Developing and maintaining strong regulatory relationships

•      Building on these strengths has led to the pursuit of regulated utility acquisitions

•      Cheyenne Light, Fuel & Power

•      We believe a combination between Black Hills and NorthWestern Corporation (“NorthWestern”)  would be additive to both companies

Proposal to combine with NorthWestern

•      Black Hills has extensively reviewed this opportunity over the last 18 months and believes it is in the best interest of both sets of shareholders and customers

•      The transaction creates a strong, well-balanced integrated energy player in the Northern Rockies and Plains regions

•      Certain major shareholders of NorthWestern have indicated strong support to Black Hills for a NorthWestern / Black Hills combination

•      Black Hills’ Board of Directors has reviewed the opportunity and approved the submission of the non-binding proposal to the NorthWestern Board of Directors

•      Throughout 2005, Black Hills made several overtures to NorthWestern to engage in merger discussions

•      On June 30, 2005, NorthWestern received a public proposal from another party for an all-cash acquisition of the company

•      On November 21, 2005, Black Hills submitted a letter to the Board of Directors of NorthWestern proposing a strategic combination of the two companies

•      On November 23, 2005, NorthWestern disclosed the receipt of Black Hills’ proposal

•      Shortly thereafter, Black Hills publicly released the letter and details of the proposal

•      We are prepared to work with NorthWestern to negotiate a transaction that works for both companies’ shareholders and customers

Key business statistics

Statistic	Black Hills	NorthWestern
Market Capitalization (1)	$1,271 million	$1,038 million
Enterprise Value (1)	$1,944 million	$1,755 million
Dividend	$1.28/share	$1.24/share
Sr. Unsecured Credit Ratings (Moody’s / S&P)	Baa3 / BBB-	Ba2 / B+
Electric Customers	100,000	368,000
Gas Customers	31,000	249,000
Regulatory Diversity	MT, SD, WY	MT, NE, SD
Regulated Generation	435 MW	312 MW
Non-Regulated Generation	964 MW	236 MW (2)
Total Generation Operated	1,298 MW	107 MW
Other Non-Regulated Assets / Activities (3)	Coal reserves–294 MM tons Oil & Gas reserves–173.4 Bcfe Oil marketing–44,900 barrels/day Gas Marketing–1,226,600 MMbtu/day(4)	Limited

(1)    Market close as of November 18, 2005.

(2)    Includes 30% lease in Colstrip 4, a 750 MW coal-fired plant.

(3)    As of December 31, 2004.

(4)    Represents natural gas physical sales.

Combined regional presence

Black Hills / NorthWestern combined electric and gas service territories and selected non-regulated assets

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Source:  SNL DataSource.

(1)    Represents NorthWestern’s 30% lease in Colstrip 4, a 750 MW coal-fired plant.

(2)    Black Hills operates the transmission tie and owns a 35% interest.

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Summary of Proposal

Black Hills’ proposal

•      Black Hills has initially assumed a 100% stock-for-stock transaction

•      May consider paying part of the consideration in cash

•      On November 21, Black Hills proposed an exchange of Black Hills common shares for NorthWestern common shares

•      At current stock price levels, provides $33-$35 per NorthWestern share

•      Represents premium of between 14% and 21% based on NorthWestern stock price of $29.06 as of the close on November 18

•      Offer is subject to a short period of confirmatory due diligence and negotiation of transaction documents

•      Deal is expected to be both earnings and credit accretive for both companies in first full year immediately following the anticipated close, subject to transaction structure and pricing

•      Black Hills intends to assemble a strong joint Black Hills / NorthWestern management team

•      Both companies can benefit from synergies

•      Utility customers and employees to benefit from long-term commitment to service, reliability and stability

The transaction creates a strong, well-balanced integrated energy player in the Northern Rockies and Plains regions

Black Hills in brief

Retail Services

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•      Black Hills Power (electric utility)

•      Cheyenne Light, Fuel & Power (electric and gas utility)

Focus: retail customer service, community partnerships and regulatory relationships

Wholesale Energy

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•      Black Hills Generation (IPP)

•      Black Hills E&P (oil and gas)

•      Wyodak Resources (coal mining)

•      Black Hills Energy Resources (oil marketing and transportation)

•      Enserco Energy (gas marketing)

Focus: generation and fuel assets optimized through marketing and transportation expertise

NorthWestern in brief

Regulated Utilities

•      368,000 electric and 249,000 gas customers

•      Integrated electric utility operations in South Dakota with 312 MW regulated generation

•      Electric transmission and distribution operations in Montana with 236 MW non-regulated generation

Focus:  Primarily an electric and gas transmission and distribution utility serving parts of Montana, South Dakota and Nebraska

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Note:  Map is illustrative and description of NorthWestern is based on public information.

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Strategic Rationale

Strategic rationale of proposal

Benefits for Black Hills

•      Strong utility addition

•      Improved business position with rating agencies

•      Increases business predictability

•      Provides Black Hills with access to additional cash flow

•      Ability to prudently deploy capital into regulated and non-regulated investments

•      Continue to pursue expansion strategy

•      Furthers regulated asset plan

•      Focus on regulated growth

•      Black Hills has positive relationships with regulators

•      Builds on recent successful integration of Cheyenne Light, Fuel & Power

•      Earnings and credit accretive subject to transaction structure and pricing

Benefits for NorthWestern

•      Stock in Black Hills, which has achieved annualized returns of 19.9% over the past three years (1)

•      Provides NorthWestern with added expertise in resource planning and development

•      Adds generation planning, construction and operation expertise

•      Opportunity to become more fully integrated, subject to Montana legislation

•      Positions combined company to build and/or buy Montana generation assets

•      Accelerated earnings growth through deployment of capital in infrastructure investments

•      Current NorthWestern business plan for excess cash flow indicates debt reduction and share buyback

•      Black Hills enjoys major equity research coverage and has greater liquidity (236k shares ADTV)

•      Earnings and credit accretive subject to transaction structure and pricing

A Winning Combination

(1)    From November 19, 2002 through November 18, 2005 assuming reinvestment of dividends.

Strategic rationale – resource planning advantages

•      Black Hills’ development expertise supports construction and operation of new regulated and/or non-regulated generation sources

•      Improves negotiating position with wholesale suppliers in Montana

•      Black Hills has demonstrated recent success in acquiring and integrating utility properties, as evidenced by acquisition of Cheyenne Light, Fuel & Power

•      Filed and received approval of an Integrated Resource Plan for future generation supply, including development of rate-based generation

•      Commenced construction of the Wygen II facility (90 MW), utilizing the latest emissions control technology

•      Commenced initial permitting process for the Wygen III facility (90 MW)

•      NorthWestern currently sources the majority of its Montana electric generation needs from non-affiliated suppliers (PPL and 13 QF entities)

•      Below-market contracts with PPL that expire June 30, 2007:

•      300MW firm baseload (around-the-clock)

•      150MW unit-contingent on-peak energy

•      101MW of winter peak capacity with 13 QFs

•      Revised legislation in Montana would allow combined Black Hills / NorthWestern to build and operate rate-based generation

Strategic rationale – focus on community

•      Black Hills has a long history of successfully partnering with the communities it serves

•      Black Hills and/or its legacy companies have been serving power to the region since 1883

•      Customer service satisfaction has historically been high

•      Active partnership with and dedication to the communities Black Hills serves, including a culture of volunteerism and philanthropy

•      Proactive approach to managing supply requirements of customer base

•      Consistent customer demographics for Black Hills and NorthWestern

•      Black Hills serves 131,000 customers in 11 counties and 20 communities in South Dakota, Wyoming and Montana

•      NorthWestern serves 617,000 customers in 465 communities in Montana, South Dakota and Nebraska

•      Black Hills customer mix by revenues is 30% Residential, 54% Commercial & Industrial, 16% Other

•      NorthWestern customer mix by revenues is 32% Residential, 47% Commercial & Industrial, 21% Other (1)

(1)    Refers to electric customers only.  NorthWestern does not provide breakdown of gas utility sales by customer type.

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Next Steps

Required approvals for transaction

Assuming an agreement can be negotiated, subject to due diligence, the following approvals and consents would be required to consummate a combination

•      Shareholder approval

•      Black Hills

•      NorthWestern

•      State Regulatory Commissions

•      Montana

•      South Dakota

•      Nebraska

•      Hart-Scott-Rodino approval

•      Federal Energy Regulatory Commission

Target close by year-end 2006

Next steps

•      With proposal submitted, Black Hills’ management and its team of advisors are ready to commence negotiations

•      We believe definitive agreements could be negotiated by mid-January

•      We hope to work with NorthWestern management and its board to achieve a transaction in the best interests of both companies’ shareholders, customers and employees